UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Commission File Number: 333-202970

Date of Report (Date of earliest event reported): September 1, 2021

Vitalibis, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	30-0828224
(State of incorporation)	(IRS Employer ID Number)

3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169
Address of Principal Executive Office

(Previous Address of principal executive offices)

702-944-9620
Registrant’s telephone number, including area code

________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N?A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

1. On September 1, 2021, the U.S. Bankruptcy Court, without objection, dismissed the Company’s Petition for Ch. 11 relief and the case was closed.

2. On September 5, 2021, at a Special Meeting of the Board of Directors of Vitalibis, Inc., a Nevada corporation, the Board gave due consideration to, and discussed sending a resolution and recommendation from the Board of Directors, addressed to the Company’s shareholders holding the majority voting power and control (54%) of the total shares eligible to vote (“Controlling Shareholders”), recommending that the Controlling Shareholders consider the following Resolution:

(1) The Company’s Articles of Incorporation shall be amended to increase the authorized Common Stock from 495,000,000 shares, par value $.001 per share, to 2,000,000,000 shares, par value $.00001 per share.

3. On September 5, 2021, upon receipt and review of the Board’s recommendation, the Controlling Shareholders, acting without a meeting, but rather, pursuant to consent resolution, as specifically sanctioned by Section 2.17 of Article II of the Company’s Bylaws, as well as Nevada Revised Statutes (NRS) § 78.320, subparagraphs 2 and 3, after due consideration and discussion, unanimously,

RESOLVED, that the Company’s Articles of Incorporation shall be amended to increase the authorized Common Stock from 495,000,000 shares, par value $.001 per share, to 2,000,000,000 shares, par value $.00001 per share; and

FURTHER RESOLVED, that the Board of Directors be authorized and empowered, for and on behalf of the Company, to execute and file the Amendment with the Nevada Secretary of State, and otherwise satisfy applicable Nevada laws, rules and regulations relating to this Amendment.

4. As of the date of this Form 8-K report, there were 267,865,425 shares of common stock issued and outstanding, as confirmed by V-Stock, the Company’s long-standing, independent stock transfer agent and registrar.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2021

VITALIBIS, Inc.

By: /s/ Steve Raack

Steve Raack

President and Chief Executive Officer